UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Ryder System, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

RYDER SYSTEM, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 05/01/09

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.	Proxy Materials Available at www.proxyvote.com

	•	Notice and Proxy Statement
	•	Annual Report
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
	• •	Form 10-K Proxy Card

See the Reverse Side for Meeting Information and Instructions on How to Vote

                    Voting items

The Board of Directors recommends a
vote “FOR” Proposals 1 and 2.

1.  ELECTION OF DIRECTORS

NOMINEES:

For a two-year term of office expiring
at the 2011 Annual Meeting.

1a.    James S. Beard

For a three-year term of office
expiring at the 2012 Annual Meeting.

1b.    John M. Berra

1c.    Luis P. Nieto, Jr.

1d.    E. Follin Smith

1e.    Gregory T. Swienton

2.  Ratification of PricewaterhouseCoopers LLP as independent registered certified public accounting firm for the 2009 fiscal year.